DATATAB, INC. AND SUBSIDIARIES

                           EQUIPMENT AND IMPROVEMENTS

COLUMN A        COLUMN B     COLUMN C     COLUMN D      COLUMN E     COLUMN F
--------        --------     --------     --------      --------     --------

                                           SALES,
                                          DISPOSALS
                BALANCE AT                  AND          FULLY      BALANCE
                BEGINNING   ADDITIONS   ABANDONMENT   DEPRECIATED    AT END
CLASSIFICATION  OF YEAR      AT COST     OF ASSETS      ASSETS       OF YEAR
--------------  -------      -------     ---------      ------       -------

Year ended
 December 31,
 1997:
  Computers
   & other data
   processing
   equipment   $ 118,033    $     -       $    -       $     -      $ 118,033

  Furniture
   & improve-
   ments          10,085          -          1,438           -          8,647
              ----------    ----------   ---------     ---------    ---------

              $  128,118    $     -      $   1,438     $     -      $ 126,680
              ==========    ==========   =========     =========    =========
Year ended
 December 31,
 1996:
  Computers
   & other data
   processing
   equipment  $  118,353    $     -      $     320     $     -      $ 118,033

  Furniture
   & improve-
   ments          41,451          -         31,366           -         10,085
              ----------    ---------    ---------     ---------    ---------

              $  159,804    $     -      $  31,686     $     -      $ 128,118
              ==========    =========    =========     =========    =========
Year ended
 December 31,
  1995:
  Computers
   & other data
   processing
   equipment  $  118,353    $     -      $    -        $     -      $ 118,353

  Furniture
   & improve-
   ments          40,737          714         -              -         41,451
              ----------    ---------    ---------     ----------   ---------

              $  159,090    $     714    $    -        $     -      $ 159,804
              ==========    =========    =========     ==========   =========




            The notes to financial statements are made a part hereof.

                         DATATAB, INC. AND SUBSIDIARIES
                        DEPRECIATION AND AMORTIZATION OF
                           EQUIPMENT AND IMPROVEMENTS

COLUMN A       COLUMN B     COLUMN C     COLUMN D     COLUMN E     COLUMN F
--------       --------     --------     --------     --------     --------

                                           SALES,
                                         DISPOSALS
               BALANCE AT   ADDITIONS       AND         FULLY       BALANCE
               BEGINNING    CHARGED TO  ABANDONMENTS  DEPRECIATED   AT END
CLASSIFICATIOn  OF YEAR     OPERATIONS   OF ASSETS       ASSETS     OF YEAR
--------------  -------     ----------   ---------       ------     -------
Year ended
December 31,
1997:
 Computers
  & other
  data
  processing
  equipment  $  110,106    $    4,096    $     -      $     -      $  114,202

  Furniture
   & improve-
   ments          7,570           278          -            -           7,848
             ----------    ----------    ---------    ---------    ----------

             $  117,676    $    4,374    $     -      $     -      $  122,050
             ==========    ==========    =========    =========    ==========
Year ended
December 31,
1996:
 Computers
  & other
  data
  processing
  equipment  $   96,193    $   14,233    $      320   $     -      $  110,106

  Furniture
   & improve-
   ments         36,061         2,875        31,366         -           7,570
             ----------    ----------    ----------   ---------    ----------

             $  132,254    $   17,108    $   31,686   $     -      $  117,676
             ==========    ==========    ==========   =========    ==========
Year ended
December 31,
1995:
 Computers
  & other
  data
  processing
  equipment  $   81,230    $   14,963    $     -      $     -      $   96,193

 Furniture
  & improve-
  ments          32,056         4,005          -            -          36,061
             ----------    ----------    ----------   ----------   ----------

             $  113,286    $   18,968    $     -      $     -      $  132,254
             ==========    ==========    ==========   ==========   ==========




            The notes to financial statements are made a part hereof.

                                     IV - 6